Exhibit 10.6

Agency Agreement

This Agency Agreement (hereinafter referred to as the “Agreement”) is made and entered into by and between the following parties on December 29, 2021:

Party A: Shenzhen Pengze Future Technology Co., Ltd.

Registered Address: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Chairman: Xia Daoning

Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91440300MA5H0JYBXX

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91441900MA576W7K02

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91460300MAA92P5X4B

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91460000MAA92KH58N

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

Zhang Weilai, ID card No.: 340827197411140037

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Liang Wenhao, ID Card No.: 340203197903080014

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Fang Bendian, ID Card No.: 362331196509101333

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Unified Social Credit Code: 91310000MA1H3KRH6K

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Whereas:

A. Party A is a foreign-invested limited liability company incorporated under the laws of the People’s Republic of China and engaged in technical services and business consulting services.

B. On the date of execution of the Agreement, Party B is a shareholder of Shenzhen Gongwuyuan Network Technology Co., Ltd. (a limited liability company incorporated under the law of the People’s Republic of China, hereinafter referred to as “Gongwuyuan”) and legally holds the equity of Gongwuyuan. Party B holds 95% of the equity of Gongwuyuan in total.

C. Party B desires to grant Party A (and the person designated or authorized by Party A), as Party B’s agent, the voting rights of 95% equity at shareholder/owner meetings of Gongwuyuan during the maximum period permitted by law.

In WITNESS WHEREOF, the Parties agree as follows:

1. Party B hereby agrees to grant Party A an irrevocable license to exercise the voting rights of shareholder/owner holding 95% equity of Gongwuyuan during the maximum period permitted by law. Party A shall exercise such voting rights in accordance with the laws of the People’s Republic of China and the Articles of Association of Gongwuyuan.

2. Party A may establish or modify relevant rules on how to exercise the rights conferred by Party B herein, including but not limited to specifying the number or proportion of directors of Party A required to authorize, take actions and sign the documents for taking actions. Party A shall act in accordance with the above rules.

3. The Parties hereby recognize that Party B shall authorize the person appointed by Party A to exercise all the voting rights of shareholder/owner granted by Party B herein regardless of any change in the equity of the Company; Party B shall not transfer its rights and interests of shareholder/owner in Gongwuyuan to any individual or other company (except Party A or any other person or entity designated by Party A). Party B understands that Party A will continue to perform the Agreement even if either or both parties no longer hold the equity interest in Gongwuyuan.

4. The Agreement shall come into effect when signed by the Parties. If one party is a non-natural person, such party shall have obtained all necessary formal authorizations from its internal competent authority.

5. Party B represents and warrants to Party A that Party B legally owns 95% equity of Gongwuyuan without any pledge or mortgage guarantee. Except for Party A, Party B has not granted any equity to anyone or the same letter of authorization for the same rights as Party B’s rights as the shareholder/owner of Gongwuyuan. Party B further represents and warrants that the execution or delivery of the Agreement by Party B does not violate any law, regulation, judicial decision, administrative order, arbitration award, contract, or deed applicable to Party B. It is hereby recognized that if Party A withdraws the appointment of the relevant person, Party A will, at the same time as the withdrawal of the appointment and authorization, appoint another person as a substitute to exercise voting and other rights at the shareholder/owner meetings of the Company.

6. Unless Party A gives a 30-day prior notice to unilaterally terminate the Agreement, the Agreement shall not be terminated without the unanimous consent of the Parties.

7. Any amendment and/or cancellation of the Agreement must be in writing.

8. The execution, validity, establishment, and performance of the Agreement shall be governed by the laws of the People’s Republic of China.

9. The Agreement shall be made in nine copies, each party shall hold one copy, and all copies shall have the same effect.

10. In case of any dispute arising from the Agreement, the Parties agree to settle such dispute through negotiation. If the Parties fail to reach an agreement after forty-five (45) days, the dispute shall be submitted to Shenzhen Court of International Arbitration for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Shenzhen and the language of the arbitration shall be Chinese. The arbitral award shall be final and enforceable in any court of competent jurisdiction.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[This page is intentionally left blank for signatures only for the Agency Agreement]

The Agreement is signed by the parties hereto or their authorized representatives.

Party A: Shenzhen Pengze Future Technology Co., Ltd.

Legal Representative/Authorized Person (Signature):

Name: Xia Daoning

Position: Chairman

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Executive Partner/Authorized Person (Signature):

Name: Wang Xiangxiu

Position: Representative Appointed by Executive Partner

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Executive Partner/Authorized Person (Signature):

Name: Pan Huiyuan

Position: Executive Partner

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Executive Partner/Authorized Person (Signature):

Name: Deng Lei

Position: Executive Partner

[This page is intentionally left blank for signatures of the Agency Agreement]

Party B: Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Executive Partner/Authorized Person (Signature):

Name: Huang Tianxu

Position: Executive Partner

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Zhang Weilai

ID Card No.: 340827197411140037

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Liang Wenhao

ID Card No.: 340203197903080014

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Fang Bendian

ID Card No.: 362331196509101333

[This page is intentionally left blank for signatures only for the Agency Agreement]

Party B: Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Executive Partner/Authorized Person (Signature):

Name: Zhong Yujun

Position: Executive Partner

12